SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):  November 29, 1999


                           TURBODYNE TECHNOLOGIES INC.
               (Exact Name of Registrant as Specified in Charter)


            Delaware                 0-21391                    95-4699061
  (State or Other Jurisdiction     (Commission                 (IRS Employer
        of Incorporation)          File Number)              Identification No.)


                         21700 Oxnard Street, Suite 1550
                            Woodland Hills, CA 91367
                   (Address of Principal Executive Offices)

                                (818) 593-2282
                         (Registrant's Telephone Number)



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ITEM 4.     CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

On November 29, 1999 KPMG resigned as the principal accountant to audit the Company's financial statements, beginning with its financial statements for the year ending December 31, 1999.

The reports of KPMG on the financial statements for the years ended December 31, 1998 and December 31, 1997 did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's fiscal years ended December 31, 1998 and December 31, 1997, and each interim period subsequent to December 31, 1998 preceding KPMG's resignation, there were no disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreement (s) in connection with its report on the Company's financial statements. KPMG did not review the Company's Quarterly Reports on Form 10-Q for the quarterly periods ending September 30, 1999 and June 30, 1999.

The Company requested that KPMG furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company, and, if not, stating the respects which it does not agree. As of the date of filing of this report on Form 8-K, the Company has not yet received such letter.


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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


December 4, 1999                          TURBODYNE TECHNOLOGIES INC.



                                       By: /s/ JOSEPH CASTANO
                                          ------------------------------
                                          Joseph Castano
                                          Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBITS                                                           PAGE NUMBER

16 November 29, 1999 letter regarding resignation of Certifying Accountant.




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